                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

     Date of Report (Date of earliest event reported):  September 17, 1997
                        ________________________________





                            VISION TWENTY-ONE, INC.
             (Exact name of registrant as specified in its charter)




        FLORIDA                    0-22977              59-3384581
       ---------                  ---------            ------------
     (State or other             (Commission           (IRS Employer
     jurisdiction of             File Number)       Identification No.)
     incorporation)





        7209 BRYAN DAIRY ROAD
           LARGO, FLORIDA                                  34647
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-545-4300





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 The Arizona Acquisition.  On September 15, 1997, the
Registrant closed the acquisition of the non-medical assets of Retina Associates Southwest in escrow pending finalization of certain closing items. Retina Associates Southwest is a three physician sub-specialty retina practice with two offices located in Tucson, Arizona. The acquisition is being accomplished by a merger of Retina Associates Southwest into the Registrant. As consideration for the acquisition, the shareholders of Retina Associates Southwest received a total of $4,102,340 consisting of $1,846,053 in cash and 219,057 shares of common stock of the Registrant. The consideration is subject to certain post-closing adjustments. As a result of the merger of Retina Associates Southwest into the Registrant, the Registrant will assume Retina Associates Southwest's role as business manager under a 40 year management agreement between Retina Associates Southwest and a newly-formed Arizona professional corporation to which Retina Associates Southwest will have transferred all of its medical assets prior to the merger.

                 The Florida Acquisitions. On September 17, 1997, Vision Twenty-One, Inc. (the "Registrant") closed the acquisition of the non-medical assets of Florida Eye Center in escrow pending finalization of certain closing items. Florida Eye Center, which is located in Tampa, Florida, is a five ophthalmologist multi-specialty practice with two locations and an optical dispensary, Center Optical, Inc. Florida Eye Center is a partnership and the partners of Florida Eye Center are Florida Eye Center, Sever & Ramseur, M.D., P.A. ("Sever & Ramseur P.A."), Thomas J. Pusateri, M.D., P.A. ("Pusateri P.A."), and Leonard E. Cortelli, M.D., P.A. ("Cortelli P.A."). The acquisition is being accomplished by a merger of Sever & Ramseur P.A. into the Registrant, by the sale of the non-medical assets of Pusateri P.A., and Cortelli P.A. to the Registrant, and by the sale of the non-optical assets of Center Optical, Inc. to the Registrant. The total consideration to be paid for the acquisition is $2,877,864 consisting of $1,274,132 in cash and 155,702 shares of stock of the Registrant. The consideration is subject to certain post-closing adjustments. As a result of the merger of Sever & Ramseur P.A. into the Registrant, the Registrant will assume Sever & Ramseur P.A.'s role as business manager under a 40 year management agreement between Sever & Ramseur P.A. and Sever, Pusateri & Cortelli, M.D., P.A., a newly-formed Florida professional association to which each of Sever & Ramseur P.A., Pusateri P.A., Cortelli P.A. and Center Optical, Inc. will have transferred all of their medical or optical assets.





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                 In a related acquisition, the Registrant also closed in escrow the acquisition of the Managed Health Services, a managed care company owned by Drs. Sever, Ramseur, Pusateri and Cortelli located in Tampa, Florida and consisting of 28 contract providers. The acquisition is being accomplished by the sale of the assets of Managed Health Services to the Registrant. The total consideration to be paid for the acquisition is $1,618,410 consisting of $434,603 in cash to be paid at closing and contingent consideration to be held in escrow in an amount equal to $394,603 in cash and $789,205 represented by 76,622 shares of common stock of the Registrant, the amount of such contingent consideration to be paid to be determined based upon the medical loss ratio relating to certain capitated medical surgery eye care contracts for the period ending August 31, 1998. The consideration is subject to certain post-closing adjustments.

                 The Florida and Arizona acquisitions will be accounted for as a "purchase" for financial reporting purposes.

ITEM 5.  OTHER MATTERS.

                 On September 17, 1997, the Company issued a press release announcing the Arizona and Florida acquisitions, a copy of which is filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)      Financial Statements of Businesses Acquired.

                 It is impracticable to provide the required financial statements for the acquired practices at the time this Report is being filed. The Registrant undertakes to file the required financial statements as soon as they are available (expected to be no later than December 1, 1997) under cover of an amendment to this Form 8-K or such other acceptable Exchange Act report, but no later than sixty (60) days after the date this Report must be filed.

                 (b)      Pro Forma Financial Information.

                          It is impracticable to provide the pro forma
financial information for the acquired practices that would be required pursuant to Article 11 of Regulation S-X at the time this Report is being filed. The Registrant undertakes to file the required financial statements as soon as they are available (expected to be no later than December 1, 1997) under cover of an amendment to this Form 8-K or such other acceptable Exchange Act report, but no later than sixty (60) days after the date this Report must be filed.

                 (c)      Exhibits.

                          The Exhibits to this Report are listed in the
Exhibit Index set forth elsewhere herein.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISION TWENTY-ONE, INC.

                                        By: /s/  RICHARD T. WELCH
                                           --------------------------------
                                                 Richard T. Welch
                                        Its:     Chief Financial Officer


Dated:  September 30, 1997





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER           EXHIBIT
------           -------
 2.1*            Agreement and Plan of Reorganization effective as of September 1, 1997 among Florida Eye Center, Sever
                 & Ramseur, M.D., P.A., Raymond J. Sever, M.D. and Henry M. Ramseur, M.D., and the Registrant

 2.2*            Asset Purchase Agreement effective as of September 1, 1997 among Thomas J. Pusateri, M.D., P.A., Thomas
                 J. Pusateri, M.D., and the Registrant.

 2.3*            Asset Purchase Agreement effective as of September 1, 1997 among Leonard E. Cortelli, M.D., P.A.,
                 Leonard E. Cortelli, M.D., and the Registrant.

 2.4*            Optical Asset Purchase Agreement effective as of September 1, 1997 among Center Optical, Inc., Sever,
                 Pusateri & Cortelli, M.D., P.A., Henry M. Ramseur, M.D., Raymond J. Sever, M.D., and the Registrant.

 2.5*            Managed Care Organization Asset Purchase Agreement effective as of September 1, 1997, among Managed
                 Health Services, Inc., Leonard E. Cortelli, M.D., Thomas J. Pusateri, M.D., Henry M. Ramseur, M.D.,
                 Raymond J. Sever, M.D., the Registrant and Vision 21 Management Services, Inc.

 2.6*            Agreement and Plan of Reorganization effective as of September 1, 1997, among Retina Associates
                 Southwest, P.C., Denis Carroll, M.D., Leonard Joffe, M.D., Reid Schindler, M.D., and the Registrant.

99               Copy of Press Release of the Company.

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*   Schedules (or similar attachments) have been omitted and the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.





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